RESCISSION Agreement

THIS RESCISSION AGREEMENT made as of the 1st day of April, 2004.

B E T W E E N:

VISUAL BIBLE INTERNATIONAL, INC.,
a corporation incorporated under the laws of Florida, (hereinafter called "Visual")
OF THE FIRST PART;

-  and  -

JBM ENTERTAINMENT INC.,
a corporation incorporated under the laws of Nova Scotia, (hereinafter called "JBM")
OF THE SECOND PART;

-  and  -

MITZVAH ENTERPRISES INC.,
a corporation incorporated under the laws of Ontario, (hereinafter called "Mitzvah")
OF THE THIRD PART;

-  and  -

VELVETEEN CONSULTING INC.,
a corporation incorporated under the laws of Ontario, (hereinafter called "Velveteen")
OF THE FOURTH PART;

-  and  -

1485352 ONTARIO LIMITED,
a corporation incorporated under the laws of Ontario, (hereinafter called "148")
OF THE FIFTH PART;

-  and  -

GARTH H. DRABINSKY,
of the City of Toronto, in the province of Ontario, (hereinafter called "GHD")
OF THE SIXTH PART;

-  and  -

MYRON I. GOTTLIEB,
of the City of Toronto, in the province of Ontario, (hereinafter called "MIG")
OF THE SEVENTH PART.

      WHEREAS Visual retained JBM to provide certain consulting services to Visual pursuant to a consulting agreement (the
"Consulting Agreement") dated as of June 1, 2003 between Visual and JBM, as amended;

      AND WHEREAS pursuant to the Consulting Agreement, JBM engaged Velveteen to provide the services of GHD and engaged 148 to provide the services of MIG (Velveteen, 148, GHD and MIG are hereinafter collectively called the "Service Providers");

      AND WHEREAS Visual and JBM desire to rescind the Consulting
Agreement in accordance with the terms and subject to the conditions set out herein;

     NOW THEREFORE in consideration of the mutual covenants herein contained and the payment of $1.00 by each of the parties hereto to each of the other parties hereto (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereto covenant and agree with one another as follows:

1. Rescission of Consulting Agreement. Visual and JBM hereby agree, subject to the provisions of this Agreement, that effective at and as of the date hereof (the "Effective Date") the Consulting Agreement and all other agreements and understandings whether written or oral relating to the subject matter of the Consulting Agreement shall be rescinded and shall be of no further force and effect, including without limiting the generality of the forgoing, the letter agreement dated March 19, 2004 between JBM and Visual.

2. No Obligations. Visual, JBM and each of the Service Providers and any other party related thereto or controlled thereby, wholly or in part, directly or indirectly, hereby acknowledge and agree, subject to the provisions of this Agreement, that effective at and as of the Effective Date, none of Visual, JBM or each of the Service Providers and any other party related thereto or controlled thereby, wholly or in part, directly or indirectly, shall have any further obligations to each other pursuant to or arising directly or indirectly from the Consulting Agreement or from any other agreement and understanding whether written or oral relating to the subject matter thereof.

3. Release. Subject to the provisions of this Agreement, effective at and as of the Effective Date, Visual, JBM, Mitzvah and each of the Service Providers and any other party related thereto or controlled thereby, wholly or in part, directly or indirectly, hereby forever release and discharge the others and all of them, their respective affiliates, subsidiaries, parents and associated companies, successors and assigns, together with their respective directors, officers, consultants and agents, and their respective successors and assigns from any and all actions, causes of action, contracts, covenants (whether express or implied), claims and demands for damages, indemnity, costs, interest, loss or injury of every nature and kind whatsoever and howsoever arising, whether known or unknown, suspected or unsuspected, which such party may heretofore have had, may now have, or may in the future have, at law or in equity, by reason of or arising directly or indirectly from the Consulting Agreement.

4.   Agreement Conditional.  Notwithstanding the foregoing, if
Visual fails to issue to JBM or as JBM may in writing direct within forty-five (45) days from the date of this Agreement:

(a) 629,910 common shares in the capital of Visual in connection with the conversion of US$629,910 currently owed by Visual to JBM and its affiliates (including Mitzvah) relating to Producer/Executive Producer fees for The Gospel of John film adaptation including the special fee approved by the Board of Directors of Visual; and

(b) 1,500,000 common shares in the capital of Visual;

this Agreement shall be null and void and the Consulting Agreement shall immediately be reinstated as if it had never been rescinded. The shares issued pursuant to this paragraph shall be covered by a registration statement on the appropriate form pursuant to the U.S. Securities Act of 1933, as amended (the "Securities Act") to be filed with the U.S. Securities and Exchange Commission as soon as reasonable possible, such registration statement to be kept continuously effective under the Securities Act until the date when the securities issued pursuant to this paragraph have been sold or become eligible for sale pursuant to Rule 144(k) under the Securities Act.

5. Independent Legal Advice. JBM and each of the Service Providers hereby represent and warrant to Visual and acknowledge and agree that it or he has had sufficient opportunity to seek and was not prevented nor discouraged by Visual from seeking independent legal advice prior to the execution and delivery of this Agreement and that, in the event that it or he did not avail itself or himself of that opportunity prior to signing this Agreement, it or he did so voluntarily without any undue pressure and agrees that it or his failure to obtain independent legal advice shall not be used by it or him as a defence to the enforcement of it or his obligations under this Agreement. JBM and each of the Service Providers hereby represent and warrant that it or he fully understands the nature and effect of this Agreement and that it or he is entering into it freely and voluntarily.

6. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

7. Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each provision is hereby declared to be separate, severable and distinct.

8. Counterparts. This Agreement may be executed in any number of counterparts (by original or facsimile signature) and all such counterparts taken together will be deemed to constitute one and the same instrument.

9. Effect of Agreement. This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and heirs, executors and administrators, as applicable.

10. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as herein provided.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


visual bible international, inc.

Per:_______________________________
Name:
Title:


JBM ENTERTAINMENT INC.

Per:_______________________________
Name:
Title:


MITZVAH ENTERPRISES INC.

Per:_______________________________
Name:
Title:


VELVETEEN CONSULTING INC.

Per:_______________________________
Name:
Title:


1485352 ONTARIO LIMITED

Per:_______________________________
Name:
Title:


SIGNED, SEALED AND DELIVERED
in the presence of:

_______________________________
Witness




_______________________________
GARTH H. DRABINSKY



_______________________________
Witness



_______________________________
MYRON I. GOTTLIEB